UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

Hancock Jaffe Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38325	33-0936180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Doppler

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 261-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02	Unregistered Sales of Equity Securities

On March 12, 2019, Hancock Jaffe Laboratories, Inc. (the “Company”) raised $2,714,000 in gross proceeds a private placement offering of its common stock to certain accredited investors (the “Offering”). The Company sold an aggregate of 2,360,051 shares of common stock in the Offering for a purchase price of $1.15 per share pursuant to a share purchase agreement between the Company and each of the investors in the Offering (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission for the resale of the purchasers’ shares on or before March 31, 2019 and to use commercially reasonable efforts to have the registration statement declared effective within ninety days of the filing date. The Purchase Agreement also contains customary representations, warranties and agreements.

The Company engaged Network 1 Financial Securities, Inc., a FINRA-member (the “Placement Agent”), to act as exclusive placement agent for the Offering. In consideration for the Placement Agent’s services in the Offering, the Company agreed to pay a fee in cash equal to 10% of the aggregate gross proceeds raised by the Placement Agent in the Offering and to reimburse up to $25,000 in accountable expenses. Additionally, the Company paid to the Placement Agent as a non-accountable expense 1% of the proceeds of the Offering. The Placement Agent is also entitled to a warrant to purchase such number of shares of the Company’s common stock equal to 8% of the total shares of common stock sold in the Offering. Such warrant will be exercisable for a period of five years from the date of issuance and will have an exercise price of $1.50.

The Company intends to use the proceeds of the Offering to fund the continued development of its two lead products, VenoValve and the CoreoGraft, and for working capital and general corporate purposes.

The VenoValve addresses a debilitating condition known as chronic venous insufficiency (CVI), caused by malfunctioning valves in the deep veins of the patient’s leg, and often resulting in swelling, intense pain, and open sores. Approximately 2.4 million people in the U.S. suffer from deep venous CVI due to valvular incompetence and there are currently no treatments for the condition approved by the U.S. Food and Drug Administration. In February of 2019, the Company implanted the first VenoValve in a patient in Bogota, Colombia. Patients will receive follow-up assessments 14 days, 30 days, 60 days and 90 days after implantation. Enrollment for the first-in-human study is ongoing and the Company will provide an update once additional patients are enrolled in the study.

The CoreoGraft is a potential replacement for saphenous vein grafts (SVGs) commonly used to revascularize the heart during coronary artery bypass graft (CABG) surgeries. With approximately 200,000 CABG surgeries performed each year in the U.S., CABG surgery is the most commonly performed cardiac surgical procedure accounting for over 62% of all cardiac surgeries. In addition to the SVG harvest procedure being painful and prone to complications for the patient, SVGs are known to have significant short-term and long-term failure rates, restricting needed blood flow to the heart and resulting in symptoms such as chest pain, shortness of breath, and increased cardiac mortality rates. The Company is currently conducting a pre-clinical feasibility study for the CoreoGraft at the world renowned Texas Heart Institute and will provide an update once CoreoGrafts are implanted. The Company expects results from the study to be released in June of 2019.

The securities issued in the Offering are exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the investors are accredited investors, the investors took the securities for investment and not resale and the Company took appropriate measures to restrict the transfer of the securities.

The Company’s press release dated March 13, 2019 announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the relevant information contained therein is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

Giving effect to the proceeds received by the Company in the Offering, the Company believes that, as of the date of this Current Report, the Company has shareholders’ equity of approximately $3.3 million.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated March 13, 2019, issued by the Company.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the actual timing for, or actual results of, the Company’s clinical development activities, including obtaining preliminary data for the Company’s VenoValve® first in-human study, and the Company’s CoreoGraft® feasibility study, described herein) may differ significantly from those set forth or implied in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future presentations or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK JAFFE LABORATORIES, INC.

Dated: March 13, 2019	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer